Exhibit 99.1

ANI Pharmaceuticals Appoints Henry Gosebruch to Board of Directors

– Appointment strengthens board as ANI accelerates transformation into a leading Rare Disease Company –

PRINCETON, N.J., August 24, 2026 (GLOBE NEWSWIRE) -- ANI Pharmaceuticals, Inc. (ANI or the Company) (Nasdaq: ANIP) today reported the addition of Henry Gosebruch to its Board of Directors effective August 19, 2026. Mr. Gosebruch brings over 30 years of corporate strategy, business development and finance experience across the biopharmaceutical sector.

“We are excited to add Henry to our Board of Directors during this pivotal moment for the Company,” stated Thomas (Tom) J. Haughey, Chairman of the Board of ANI. “His proven track record in corporate strategy and value-creating acquisitions is expected to strengthen our business development and capital allocation initiatives as we accelerate our transformation to become a leading Rare Disease company. We are delighted to welcome him to the Board, and look forward to his contributions,” he concluded.

“ANI has the management team, the commercial infrastructure and the balance sheet to take a meaningful next step in its evolution via additional business development,” said Mr. Gosebruch. “The Rare Disease franchise is a strong foundation, and I look forward to working with Nikhil, Tom and my fellow directors to help the Company execute the next steps in its transformation.”

Mr. Gosebruch has served as Chief Executive Officer of Lakefront Biotherapeutics NV (formerly Galapagos NV) since May 2025, where he is also a member of the Board of Directors. From July 2023 to February 2025, he served as President and Chief Executive Officer of Neumora Therapeutics, Inc., a publicly traded neuroscience company.

Prior to Neumora, from 2015 to 2023, Mr. Gosebruch was Executive Vice President and Chief Strategy Officer of AbbVie, where he built and led the company’s Corporate Strategy Office, spanning corporate strategy, competitive intelligence, business development and M&A, search and evaluation, alliance management, and AbbVie Ventures. Under his leadership, the group completed more than 100 transactions and investments, including AbbVie’s acquisition of Allergan. Earlier in his career, he spent more than 20 years at J.P. Morgan, most recently as Co-Head of North American M&A.

Mr. Gosebruch serves on the Advisory Board of the University of Pennsylvania Life Sciences & Management Program. He holds a B.S. in Economics from the Wharton School at the University of Pennsylvania and is a certified public accountant.

The Company also announced that Muthusamy (Samy) Shanmugam has notified the Board of his decision to resign as a director effective immediately. He will remain in his executive management role as ANI’s Head of Research and Development and Chief Operating Officer of New Jersey Operations.

Mr. Haughey continued, “I want to thank Samy for his dedicated Board service and valuable contributions over the past five years. We will continue to benefit from his insights and deep experience as a member of our executive leadership team.”

About ANI Pharmaceuticals, Inc.

ANI Pharmaceuticals, Inc. (Nasdaq: ANIP) is a diversified biopharmaceutical company committed to its mission of “Serving Patients, Improving Lives” by developing, manufacturing, and commercializing innovative and high-quality therapeutics. The Company is focused on delivering sustainable growth through its Rare Disease business, which markets novel products in the areas of ophthalmology, rheumatology, nephrology, neurology, and pulmonology; its Generics business, which leverages R&D expertise, operational excellence, and U.S.-based manufacturing; and its Brands business. For more information, visit https://www.anipharmaceuticals.com.

Forward-Looking Statements

To the extent any statements made in this release deal with information that is not historical, these are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s strategy; its expectations regarding its future operations, financial position or revenues, including its 2026 financial guidance; its expectations regarding its share repurchase program; the results and timing of the Company’s preclinical studies, clinical trials, regulatory submissions and regulatory approvals; the commercialization and anticipated sales of the Company’s products, including current and planned product launches and any additional product launches from the Company’s generic pipeline; the Company’s estimates of the market opportunity and addressable patient populations for its products; the expansion and execution capabilities of the Company’s sales force for acute gouty arthritis for Cortrophin Gel; the Company’s anticipated growth opportunities, including for Cortrophin Gel and ILUVIEN; the Company’s positioning for continued shareholder value creation; anticipated R&D developments and clinical trial advances; and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” the negatives thereof, or other words of similar meaning, derivations of such words and the use of future dates.

Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: the ability of the Company’s approved products, including Cortrophin Gel and ILUVIEN, to achieve commercialization at levels of market acceptance that will allow the Company to maintain profitability; the Company’s ability to complete or achieve any or all of the intended benefits of acquisitions and investments, in a timely manner or at all; delays and disruptions in the production of the Company’s approved products; increased costs and potential loss of revenues if the Company needs to change suppliers due to the limited number of suppliers for its raw materials, active pharmaceutical ingredients, excipients, and other materials; delays and disruptions in the production of the Company’s approved products as a result of its reliance on single source third party contract manufacturing supply for certain of its key products, including Cortrophin Gel and ILUVIEN; delays or failure to obtain or maintain approvals by the FDA of the Company’s products; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies; risks that the Company may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of the Company’s products from both domestic and overseas sources due to supply chain disruptions or for any other reason, including increased costs due to tariffs or macroeconomic disruptions; the ability of the Company’s manufacturing partners to meet its product demands and timelines; the impact of changes or fluctuations in exchange rates; the Company’s ability to develop, license or acquire, and commercialize new products; the Company’s obligations in agreements under which it licenses, develops or commercializes rights to products or technology from third parties and its ability to maintain such licenses; the level of competition the Company faces and the legal, regulatory and/or legislative strategies employed by its competitors to prevent or delay competition from generic alternatives to branded products; the Company’s ability to protect its intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which the Company is, or may become, a party; the Company’s ability, and that of its suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; the Company’s ability to maintain the services of its key executives and other personnel; and general business and economic conditions, such as inflationary pressures, geopolitical conditions.

More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and other periodic reports, as well as other filings with the SEC. All forward-looking statements in this news release speak only as of the date of this news release and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Relations:
Irina Koffler, Vice President, Investor Relations
T: 917-734-7387
E: Irina.koffler@anipharmaceuticals.com

Media Relations: Argot Partners
T: 212-600-1494
E: ani@argotpartners.com

Source: ANI Pharmaceuticals, Inc.